UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

August 3, 2007

Solution Technology International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27842	52-1988677
(State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

Garrett Information Enterprise Center
685 Mosser Road, Suite 11
McHenry, MD 21541

(Address of principal executive offices) (Zip Code)

(301) 387-6900

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Previously Engaged Public Accounting Firm

On August 3, 2007, the Registrant’s Board of Directors approved the dismissal of Herman, Lagor, Hopkins & Meeks, PA as the Registrant’s independent registered public accounting firm, effective immediately. Herman, Lagor, Hopkins & Meeks, PA ceased auditing the financial statements of public companies and the partner at Herman, Lagor, Hopkins & Meeks, PA in charge of the audit of Registrant’s financial statements, Charles Meeks, joined another accounting firm, KBL, LLP, and will continue to audit the financial statements of the Registrant’s financial statements as a partner in KBL, LLP. The reports issued by Herman, Lagor, Hopkins & Meeks, PA in connection with the Registrant’s financial statements for the fiscal years ended December 31, 2006 and December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports of the financial statements for the Registrant for the year ended December 31, 2006 and the report of the financial statements for the Registrant for the year ending December 31, 2005 both contained a paragraph expressing substantial doubt regarding the Registrant's ability to continue as a going concern. During the Registrant's fiscal year ended December 31, 2006 and the Registrant’s fiscal year ended December 31, 2005 and the interim period through the date of resignation (August 3, 2007) of Herman, Lagor, Hopkins & Meeks, PA, there have been no disagreements with on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B), if not resolved to the satisfaction of Herman, Lagor, Hopkins & Meeks, PA, would have caused Herman, Lagor, Hopkins & Meeks, PA to make a reference to the subject matter of such disagreement in connection with its reports, and there occurred no events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Registrant requested that Herman, Lagor, Hopkins & Meeks, PA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Herman, Lagor, Hopkins & Meeks, PA agreed with the above statements, a copy of which is attached as Exhibit 16.1 to this Current Report on Form 8-K/A.

(b) Engagement of New Independent Public Accounting Firm

On August 3, 2007, the Registrant's Board of Directors approved the engagement of KBL, LLP as the Registrant's independent registered public accounting firm, effective for the fiscal quarter ended June 30, 2007 in light of Herman, Lagor, Hopkins & Meeks, PA deciding not to continue to audit the financial statements of public companies. During the Registrant's two most recent fiscal years, and the later interim period through the date of the Registrant's engagement of KBL, LLP on August 3, 2007, Charles Meeks, a partner with Herman, Lagor, Hopkins & Meeks, PA, who was the principal partner of Herman, Lagor, Hopkins & Meeks, PA conducting the audit of the Registrant’s financial statements, joined KBL, LLP as a partner and will continue to audit the financial statements of the Registrant. The Registrant did not consult with KBL, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B during the period specified in paragraph (a), above.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits Furnished.

16.1 Letter from Herman, Lagor, Hopkins & Meeks, PA dated September 5, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By: /s/ Dan L. Jonson Dan L. Jonson President and Chief Executive Officer

Date: September 5, 2007